April 22, 2003                                       W. H. Hardman, Jr
Greenville, South Carolina                           (864)255-4127




                    DELTA WOODSIDE INDUSTRIES, INC ANNOUNCES
                        THIRD QUARTER FISCAL 2003 RESULTS

     Delta Woodside Industries, Inc. (NYSE-DLW) reported net sales of $46.5 million for the quarter ended March 29, 2003, compared to net sales of $41.2 million for the quarter ended March 30, 2002. Sales for the current year quarter increased 12.9% from sales for the previous year quarter. For the nine months ended March 29, 2003 the Company reported net sales of $128.5 million compared to net sales of $122.3 million for the nine months ended March 30, 2002, an increase of 5.1%.

     The Company reported an operating loss of $0.5 million for the quarter ended March 29, 2003 compared to an operating loss of $2.0 million for the quarter ended March 30, 2002. For the nine months ended March 29, 2003 the Company reported operating profit of $3.8 million compared to an operating loss of $13.3 million for the nine months ended March 30, 2002. The operating loss for the current year's quarter includes impairment and restructuring expenses associated with the closing of the Catawba Plant of $0.4 million. The operating loss reported for the previous year's nine month period included impairment and restructuring expenses associated with closed facilities of $8.7 million. For the nine months ended March 29, 2003, the Company recorded a before tax gain of $1.3 million from the repurchase by the Company's wholly owned subsidiary, Delta Mills, Inc, of a portion of its 9 5/8% senior notes. For the quarter and nine months ended March 30, 2002, the Company reported a before tax gain of $0.5 million in this category. There was no gain recorded in this category for the current year quarter.

     The Company reported a net loss of $1.1 million or $0.19 per common share for the quarter ended March 29, 2003 compared to a net loss of $2.5 million or $0.42 per common share for the quarter ended March 30, 2002. For the nine months ended March 29, 2003 the Company reported net income of $0.6 million, or $0.10 per common share, compared to a net loss of $12.9 million, or $2.21 per common share, for the nine months ended March 30, 2002. The net loss for the three months ended March 29, 2003 includes impairment and restructuring expenses associated with the closing of the Catawba Plant of $0.2 million, or $0.04 per share, on an after tax basis. The net loss for the nine months ended March 30, 2002 included impairment and restructuring expenses associated with closed facilities of $5.6 million, or $0.97 per share, on an after tax basis.

         The Company also reported that it had received notification from the New York Stock Exchange that the Company had met the continued listing standard requiring that average total market capitalization not be less than $15 million over a consecutive 30 day trading period. The Company is now considered to be a "company in good standing" with respect to the New York Stock Exchange's continued listing standards.

         W.F. Garrett, President and CEO, commented, "The soft retail sales and weak consumer spending we experienced in the second quarter continued into our third quarter causing our operating schedules to suffer, especially in the early part of the quarter. However, we were pleased that this year's third quarter results showed significant improvement over last year's third quarter. I am also encouraged that our order backlog suggests an improved plant operating schedule in the fourth quarter. However, we will continue to see price pressure, especially with our core products, in the coming months."

         The preceding discussion contains certain "forward-looking statements". These are based on the Company's expectations and are necessarily dependent upon assumptions, estimates and data that the Company believes are reasonable and accurate but may be incorrect, incomplete or imprecise. Forward-looking statements are also subject to a number of business risks and uncertainties, any of which could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. These risks and uncertainties include, among others, changes in the retail demand for apparel products, the cost of raw materials, competitive conditions in the apparel and textile industries, the relative strength of the United States dollar as against other currencies, changes in United States trade regulations and the discovery of unknown conditions (such as with respect to environmental matters and similar items). Accordingly, any forward-looking statements do not purport to be predictions of future events or circumstances and may not be realized.

         The Company does not undertake to publicly update or revise the forward-looking statements even if it becomes clear that any projected results will not be realized.

         Delta Woodside Industries, Inc., headquartered in Greenville, South Carolina, manufactures and sells textile products for the apparel industry. The Company, which employs about 1,600 people, operates five plants located in South Carolina.

                                       ###

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

CONSOLIDATED STATEMENTS OF OPERATIONS
Delta Woodside Industries Inc.
(In Thousands, except per share data)      3 Months Ended    3 Months Ended    9 Months Ended    9 Months Ended
                                          March 29, 2003     March 30, 2002   March 29, 2003     March 30, 2002
                                         ------------------ ----------------- ----------------  -----------------

Net sales                                         $ 46,489          $ 41,190        $ 128,521          $ 122,307

Cost of goods sold                                  43,649            40,165          116,451            118,500
                                         ------------------ ----------------- ----------------  -----------------
Gross profit                                         2,840             1,025           12,070              3,807
Selling, general and administrative expenses         2,969             3,033            8,430              8,496
Impairment and restructuring expenses                  398                                398              8,683
Other income                                            48                50              536                 90
                                         ------------------ ----------------- ----------------  -----------------
  OPERATING PROFIT (LOSS)                             (479)           (1,958)           3,778            (13,282)
Other (expense) income:
  Interest expense                                  (1,326)           (2,409)          (4,097)            (7,342)
  Interest income                                                         93                                 226
  Gain on extinguishment of debt                                         500            1,303                500
                                         ------------------ ----------------- ----------------  -----------------
                                                    (1,326)           (1,816)          (2,794)            (6,616)
                                         ------------------ ----------------- ----------------  -----------------

INCOME(LOSS) BEFORE INCOME TAXES                    (1,805)           (3,774)             984            (19,898)
Income tax expense (benefit)                          (705)           (1,321)             369             (6,960)
                                         ------------------ ----------------- ----------------  -----------------


NET INCOME (LOSS)                                 $ (1,100)         $ (2,453)         $   615          $ (12,938)
                                         ================== ================= ================  =================

Basic and diluted earnings (loss) per share          (0.19)            (0.42)            0.10              (2.22)

Weighted average shares outstanding                  5,862             5,831            5,861              5,832
                                         ================== ================= ================  =================




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

CONSOLIDATED BALANCE SHEETS
Delta Woodside Industries Inc.
(In Thousands, except share amounts)
                                                                        March 29, 2003           June 29, 2002
                                                                     ----------------------     -----------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                      $     789             $     314
  Accounts receivable:
     Factor and other                                                               45,256                49,980
     Less allowances for doubtful accounts and returns                                  28                    32
                                                                     ----------------------     -----------------
                                                                                    45,228                49,948
  Inventories
     Finished goods                                                                  5,597                 7,085
     Work in process                                                                24,355                19,878
     Raw materials and supplies                                                      8,228                 5,784
                                                                     ----------------------     -----------------
                                                                                    38,180                32,747

  Deferred income taxes                                                              1,891                 1,895
  Other assets                                                                         328                    19
                                                                     ----------------------     -----------------
                                TOTAL CURRENT ASSETS                                86,416                84,923

Assets held for sale                                                                 3,141                 3,141

PROPERTY, PLANT AND EQUIPMENT, at cost                                             149,768               147,906
     Less accumulated depreciation                                                  81,869                77,405
                                                                     ----------------------     -----------------
                                                                                    67,899                70,501

DEFERRED LOAN COSTS AND OTHER ASSETS                                                   712                   816

DEFERRED INCOME TAXES                                                                6,164                 6,499
                                                                     ----------------------     -----------------

                                                                                 $ 164,332             $ 165,880
                                                                     ======================     =================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Trade accounts payable                                                          $ 11,955              $ 11,675
  Revolver                                                                          13,403                11,365
  Accrued employee compensation                                                      1,364                 1,696
  Accrued and sundry liabilities                                                     9,446                10,798
                                                                     ----------------------     -----------------
                    TOTAL CURRENT LIABILITIES                                       36,168                35,534
LONG-TERM DEBT                                                                      44,739                47,819
DEFERRED COMPENSATION                                                                7,388                 7,281
SHAREHOLDERS' EQUITY
  Common Stock -- par value $.01 a share -- authorized
50,000,000 shares, issued and outstanding 5,862,000 shares                              59                    58
at March 29, 2003 and 5,829,000 at June 29, 2002

  Additional paid-in capital                                                        86,869                86,694
  Retained earnings(deficit)                                                       (10,891)              (11,506)
                                                                     ----------------------     -----------------
                                                                                    76,037                75,246
COMMITMENTS AND CONTINGENCIES
                                                                     ----------------------     -----------------
                                                                                 $ 164,332             $ 165,880
                                                                     ======================     =================



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


CONSOLIDATED STATEMENTS OF CASH FLOWS
Delta Woodside Industries Inc. (In Thousands)
                                                        9 Months Ended    9 Months Ended
                                                      March 29, 2003      March 30, 2002
                                                      ---------------     ----------------
OPERATING ACTIVITIES
  Net income (loss)                                        $     615            $ (12,938)
  Adjustments to reconcile net income(loss) to net
     cash provided (used) by operating activities:
     Depreciation                                              6,874                6,836
     Amortization                                                101                  316
     Gain on early retirement of debt                         (1,303)                (500)
     Provision for impairment and restructuring                  398                8,683
     Losses (gains) on disposition of property
        and equipment                                           (433)
     Change in deferred income taxes                             340               (7,144)
     Deferred compensation                                       113                  513
     Changes in operating assets and liabilities              (2,649)               2,342
                                                      ---------------     ----------------

           NET CASH PROVIDED (USED) BY
                 OPERATING ACTIVITIES                          4,056               (1,892)

INVESTING ACTIVITIES
  Property, plant and equipment:
     Purchases                                                (4,648)              (5,786)
     Proceeds of dispositions                                    807
                                                      ---------------     ----------------
           NET CASH USED BY
                 INVESTING ACTIVITIES                         (3,841)              (5,786)

FINANCING ACTIVITIES
  Proceeds from revolving lines of credit                    134,625
  Repayments on revolving lines of credit                   (132,587)
  Repurchase and retirement of long term debt                 (1,778)                (500)
  Repurchase common stock                                                             (44)
                                                      ---------------     ----------------
           NET CASH PROVIDED (USED) BY
                 FINANCING ACTIVITIES                            260                 (544)
                                                      ---------------     ----------------

INCREASE/(DECREASE) IN CASH AND
             CASH AND CASH EQUIVALENTS                           475               (8,222)

Cash and cash equivalents at beginning of year                   314               14,491
                                                      ---------------     ----------------

             CASH AND CASH EQUIVALENTS
                 AT END OF PERIOD                           $    789            $   6,269
                                                      ===============     ================


